Business Developments	12 Months Ended
Dec. 31, 2010
Business Developments [Abstract]
Business Developments

3.	Business Developments

Acquisition of Woori Aviva Life Insurance Co., Ltd.

On April 4, 2008, the Holding Company completed its acquisition of Woori Aviva Life Insurance Co., Ltd. (“Woori Aviva”) in accordance with a memorandum of understanding with Aviva International Holdings Limited (“Aviva”). Under the terms of the stock purchase contract, the Holding Company acquired 3,060,000 shares, or 51% of the outstanding shares, for 76,335 million Won and Aviva acquired 2,438,757 shares, or 40.65%. Woori Aviva is operating 44 domestic branches and 191 agencies as of December 31, 2010.

In accordance with a joint venture agreement with Aviva, both the Holding Company and Aviva have the right to participate in the management of Woori Aviva by each appointing two of the four board members. Woori Aviva’s board needs to approve matters to be considered and voted on by shareholders. Furthermore, at least, 60% of the outstanding common shares is needed to approve a matter subject to a vote by the share holders.

The Company does not have control of Woori Aviva through its voting rights or ability to elect two of the four members of the board under the terms of the agreement and, furthermore, Aviva maintains substantive participation rights in Woori Aviva. Therefore, the Company accounts for its investment in Woori Aviva under the equity method of accounting.

Establishment of Woori FG Savings Bank Co., Ltd.

The Company established Woori FG Savings Bank Co., Ltd. by funding 110 billion Won of capital in March 2011. On March 11, 2011, the Company entered into an agreement with KDIC to acquire assets and liabilities from Samhwa Saving Bank Co., Ltd. Subsequently, on March 16, 2011, Samhwa Saving Bank Co., Ltd. transferred its assets and liabilities to Woori FG Saving Bank Co., Ltd. in accordance with the agreement.